UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2010
VERSAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9309	54-0852979

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6850 Versar Center Springfield, Virginia	22151

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 750-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On September 22, 2010, Versar, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal year ended June 25, 2010. A copy of the press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release issued September 22, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2010	VERSAR, INC.
	By:	/s/ James C. Dobbs
James C. Dobbs
Senior Vice President and General Counsel

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